Exhibit 99.1

Diamond Foods, Inc. Company Presentation

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to intergrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Investment Considerations Strong and leveragable core business Proven track record of innovation and growth New market and channel expansion Focus on high margin opportunities Increasing infrastructure efficiencies Experienced management team

Our Four Product Lines Distribution across multiple channels to diverse customers PRODUCT LINE TTM (7/06) NET SALES BRAND POINT OF SALE REPRESENTATIVE CONSUMER Culinary $202 Grocery store baking and produce aisles Mass merchandisers Club stores Value fresh, easy-to-use, high quality products Snack $41 Snack and produce aisles Grocery, Drug, Mass Merchandisers, Club and Convenience stores Alternative Channels Consumers looking for unique, convenient and healthier snacks Inshell $85 Grocery store produce sections Mass Merchandisers, Club stores Primarily sold during winter holiday season Ingredient & Foodservice $147 Ingredient and food service customers Food processors, restaurants, bakeries and food service operators

Blue Chip Customer Base Serving over 900 customers in over 100 countries Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International

Diamond is the leading retail brand of culinary and inshell nuts Strong Brand Recognition Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to Quality Share of U.S. Culinary and inshell Nuts Diamond Private Label Planters Sanfilippo Azar East 0.356 0.196 0.081 0.028 0.008 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Source: IRI InfoScan 52 weeks ending October 8, 2006.

Building Upon Our Brand Heritage

Building Upon Our Brand Heritage

Building Upon Our Brand Heritage

Regular Snackers Nut Users 43.4m Regular Nut Users 52.3m Demographic Age 45+ Regular Snackers 153.8m Demographic Age 18+ Emerald Opportunity The Current Snack Universe Consumers need a snack nut that expands category consumption

Successful Record of Product Innovations Patented glazing techniques Only shelf-stable glazed product on market Emerald product line consists of 20 unique products Exciting new flavors Over 100 SKUs Expanded snack product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

Innovations differentiate our products leading to increased brand loyalty and higher consumer awareness Successful Record of Packaging Innovations Designed ergonomic canisters Easy to hold Fits in car cup holder Atmosphere controlled foil bags Created convenient recipe-ready packages New and improved packaging graphics

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components "EN" Campaign "EN" Campaign 2005 Super Bowl Ad

Increased Snack Nut Sales Planters Private Label Emerald All Other East 31.8 26.2 3.8 38.2 West 0 0 14.1 0 North 45.9 46.9 45 43.9 Share of Snack Nut Category Source: IRI data 52 weeks ending October 8, 2006. Segment Share 13.7% 26.1% 38.7% Total Share 3.7% 31.5%

Emerald Progress Source: IRI - 52 weeks ending October 8, 2006. 42% 10.8 7.6 AVERAGE NUMBER OF PRODUCTS IN STORES 13% $40.0M $35.5M RETAIL SALES 52 WEEKS 12% 3.7% 3.3% MARKET SHARE - GROCERY 5% 83% 79% DISTRIBUTION INCREASE OCTOBER 2006 OCTOBER 2005

Harmony Acquisition $18M asset purchase 187,000 square foot processing and packaging plant Strategically located facility Significant cost savings by combining Midwest operations Closing Lemont, IL facility $2M annual cost savings Expands merchandising footprint in both the snack and produce aisles Expansion into complementary categories Sweet and sweet/salty Natural and organic

Emerald Expansion Opportunities Channel expansion Club Mass merchandisers Alternative channels Product distribution Increase average items per store Product line expansion Market snack items in both snack and produce aisles

2006 Results Includes sales from acquired Harmony operations See 8-K filing dated September 20, 2006 for discussion of non-GAAP items $477M in net sales $275M in North American Retail (NAR) sales (up 21%) (1) $41M in Snack sales (up 90%) (1) 14.3% Non-GAAP gross margin (up 375 BP's) (2) $0.47 Non-GAAP EPS (including stock-based compensation expense) (2)

2007 Guidance See 8-K filing dated September 20, 2006 for discussion of non-GAAP items 8% to 10% total sales growth 15% growth in North American Retail sales $80M in Snack sales 15% gross margin $0.50 to $0.55 Non-GAAP EPS (1)

Long-Term Financial Targets North American Retail Sales grew nearly 20% per year from 2002 to 2006

Diamond Foods, Inc.